UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 17, 2015, SunPower Corporation (“SunPower”) entered into joint venture contracts and equity transfer agreements to build three new power plants in the People’s Republic of China, continuing its investment in the country. The transactions are expected to close in 2016 and are subject to receipt of applicable regulatory approvals as well as customary closing conditions. When completed, these projects will be co-owned by Tianjin Zhonghuan Semiconductor Co., Ltd., SunPower and an additional investor.

The projects, all located in the Inner Mongolia Autonomous Region, are:

•	a 100 megawatt (“MW”) solar power plant in the Shangtuhai Village, Wuchuan County, Hohhot;

•	a 20 MW solar power plant in Qianbaimiao Village, Jinhe Town, Saihan District, Hohhot; and

•	a 50 MW solar plant in Mandahtu Town Sunite Zuoqi, Xilinguole.

The projects are expected to be constructed by the end of 2016.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: (a) SunPower developing and co-owning power plant projects in China and (b) forecast project completion dates and power plant electricity production levels. These forward-looking statements are based on our current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (1) the parties' ability to satisfy applicable closing conditions; (2) regulatory approvals for the proposed transactions; (3) the parties' ability to obtain additional financing for projects in China; (4) regulatory changes and the availability of economic incentives promoting use of solar energy; (5) challenges inherent in constructing and maintaining large projects; and (6) challenges managing joint ventures. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk Factors." Copies of these filings are available online from the SEC or on the SEC Filings section of our Investor Relations website at investors.sunpower.com. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

November 18, 2015	By:	/S/ LISA BODENSTEINER
	Name:	Lisa Bodensteiner
	Title:	Executive Vice President and General Counsel